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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 1998

                      GREAT LAKES CHEMICAL CORPORATION
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                    1-6450                   95-1765035
-----------------------------    -------------------        ------------------
(STATE OR OTHER JURISDICTIONS   (COMMISSION FILE NO.)          (IRS EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)



                       500 EAST 96TH STREET, SUITE 500
                           INDIANAPOLIS, IN  46240
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (317) 715-3000

The undersigned registrant hereby amends the following item of its current report on Form 8-K dated October 21, 1998, as set forth in the pages attached hereto.


ITEM 5. Other Events

     On October 21, 1998, the Company announced a restructuring plan aimed at reducing costs and strengthening its' competitive position. A copy of the press release issued by the Corporation on October 21, 1998 describing the plan is attached to this report as Exhibit 99.1



ITEM 7. Financial Statements, Pro Forma Information and Exhibits

      (c)  Exhibits.

      99.1 Press Release, dated October 21, 1998


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREAT LAKES CHEMICAL CORPORATION


Date October 22, 1998              By: /s/ Robert J. Smith
                                      --------------------------------

                                   Name:  Robert J. Smith
                                        ------------------------------

                                   Title: Vice President, Controller
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